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EXHIBIT 10.9

BUSINESS PROPERTY LEASE

        (1)    This Lease Made this 2nd day Jan. 1999.by and between T. O. E. S., the Lessor, hereinafter designated as the Landlord, and T.O.E., the Lessee, hereinafter designated as the Tenant.

Description

        (2)    WITNESSETH: The Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the City of Troy, to wit: 8500 sq. feet industrial bldg. along with parking lot as commonly known as 240 Park St., Troy, MI 48084.

Term

        (3)    For the term of Five (5) years from and after the Second day of January 1999, fully to be completed and ended, the Tenant yielding and paying during the continuance of this lease unto the Landlord for rent of said premises for said term, the sum of two hundred & forty thousand ($240,000) in lawful money of the United States payable in monthly installments in advance upon the 15 day of each and every month as follows: $4,000.00 per month for sixty (60) months.

Rent

        (4)    The Tenant hereby hires the said premises for the said term as above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned the rent above reserved.

Insurance

        (5)    In addition to the rentals hereinbefore specified, the Tenant agrees to pay as additional rental any increase in premiums for insurance against loss by fire that may be charged during the term of this lease on the amount of insurance now carried by the Landlord on the premises and on the improvements situated on said premises, resulting from the business carried on in the leased premises by the Tenant or the character of its occupancy, whether or not the Landlord has consented to same.

        (6)    If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at 8% per annum from the date of such payment or expenditure by the Landlord, and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

        (7)    All payments or rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time.

Assignment

        (8)    The Tenant covenants not to assign or transfer this lease or hypothecate or mortgage the same or sublet said premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate his lease and to reenter and repossess the leased premises.

Bankruptcy

        (9)    The Tenant agrees that if the estate created hereby shall be taken in execution, or by other process of law, or if the Tenant shall be declared bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, then and in such event this lease may be cancelled at the option of the Landlord.

Right to Mortgage

        (10)    The Landlord reserves the right to subject and subordinate this lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part. And the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant.

Use and Occupancy

        (11)    It is understood between the parties hereto that said premises during the continuance of this lease shall be used and occupied for office autorestyling [sic] and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement the Landlord may at his option terminate this lease forthwith and reenter and repossess the leased premises.

Fire

        (12)    It is understood and agreed that if the premises hereby leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time period, and as a result thereof the repairing and restoration is delayed there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises shall result from the negligence or willful act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the leased premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Land1ord may at his option terminate this lease forthwith by a written notice to the Tenant.

Repairs

        (13)    The Landlord after receiving written notice from the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefore agrees to keep in good order and repair the roof and the four outer walls of the premises but not the doors, door frames, the window glass, window casings, window frames, windows or any of the appliances or appurtenances of said doors or window casings, window frames and windows, or any attachments thereto or attachments to the said building or premises used in connection therewith.

Insurance

        And the Tenant agrees to keep the plate glass insured with a responsible Insurance Company in the name of the Landlord and to deliver the policy or policies to the Landlord and upon his failure to do so the Landlord may place such insurance and charge the same to the Tenant as so much additional rent as provided in Paragraph 6; but the failure on the part of the Landlord to place such insurance does not release the Tenant of the liability.

Tenant to Indemnify

        (14)    The Tenant agrees to indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about said leased premises from any cause whatsoever; and Tenant will procure and keep in effect during the term hereof public liability and property damages insurance for the benefit of the Landlord in the sum of 100,000 for damages resulting to one person and 500,000 for damages resulting from one casualty, and 500,000 property damage insurance resulting from any one occurrence. Tenant shall deliver said policies to the Landlord and upon Tenant's failure so to do the Landlord may at his option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.

Repairs and Alterations

        (15)    Except as provided in Paragraph 13 hereof, the Tenant further covenants and agrees that he will, at his own expense, during the continuation of this lease, keep the said premises and every part thereof in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The Tenant shall not make any alterations, additions, or improvements to said premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this lease, without molestation or injury.

                 The Tenant covenants and agrees that if the demised premises consists of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the demised premises at reasonable times and install or repair pipes, wires or other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

Eminent Domain

        (16)    If any part of the premises occupied by the Tenant under this lease is taken under the power of eminent domain or be conveyed upon the threat of such a taking, then the lease shall cease.

Reservation

        (17)    The Landlord reserves the right of free access at all times to the roof of said leased premises and reserves the right to rent said roof for advertising purposes. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

Care of Premises

        (18)    The Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other Tenants in the building and shall keep premises under his contro1 (including adjoining drives, street, alleys or yards) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said premises and have rubbish, dirt and ashes removed and the side wa1ks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish ashes and dirt, or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as bill is presented to him and the Landlord shall have the same remedy as is provided in Paragraph 6 of this lease in the event of Tenant's failure to pay.

        (19)    The Tenant shall at his own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same.

Condition of Premises at Time of Lease

        (20)    The Tenant further acknowledges that he has examined the said leased premises prior to the making of this lease, and knows the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this lease.

        (21)    The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

Re-Renting

        (22)    The Tenant hereby agrees that for a period commencing 90 days prior to the termination of this lease, the Landlord may show the premises to prospective Tenants, and 60 days prior to the termination of this lease, may display in and about said premises and in the windows thereof the usuua1 and ordinary "TO RENT" signs.

Holding Over

        (23)    It is hereby agreed that in the event of the Tenant herein holding over after the termination of this lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

Gas, Water, Heat, Electricity

        (24)    The Tenant will pay all charges made against said leased premises for gas, water, heat and electricity during the continuance of this lease, as the same shall become due.

Advertising Display

        (25)    It is further agreed that all signs and advertising, displayed in and about the premises shall be such only as advertise the business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the Landlord.

Access to Premises

        (26)    The Landlord shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same. If the Landlord deems any repairs necessary, he may demand that the Tenant make the same, and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch, the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at 8% per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in Paragraph 6 hereof.

Reentry

        (27)    In cause any rent shall be due and unpaid or if default be made in any of the covenants herein contained, or if said leased premises shall be deserted or vacated, then it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to reenter into, repossess the said premises and the Tenant and each and every occupant to remove and put out.

Quiet Enjoyment

        (28)    The Landlord covenants that the said Tenant, on payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

Expenses-Damages Reentry

        (29)    In the event that the Landlord shall, during the period covered by this lease, obtain possession of said premises by reentry, summary proceedings, or otherwise, the Tenant hereby agrees to pay the Landlord the expense incurred in obtaining possession of said premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages.

Remedies not Exclusive

        (30)    It is agreed that each and every of the rights, remedies and benefits provided by this lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

Waiver

        (31)    One or more waivers of any covenant or condition by the Landlord shall not be construed as a waiver of a further breach of the same covenant or condition

Delay of Possession

        (32)    It is understood that if the Tenant shall be unable to enter into and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant or said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefore [sic], but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefore shall he abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

Notices

        (33)    Whenever under this lease a provision is made for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing, addressed to the Tenant at his last known Post Office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

        (34)    It is agreed that in this lease the word "he" shall be used as synonymous with the words "she", "it" and "they", and the word "his" synonymous with the words "her", "its", and "their".

        (35)    The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

        (36)    In the event security is given, Paragraph 37 on the last page shall be deemed a part of this lease.

IN WITNESS WHEREOF. The parties have hereunto set their hands and seals the day and year first above written.

WITNESSED BY:	Landlord: T.O.E.S. .
/s/ Linda Duda	/s/ Joseph P. O'Connor, President

/s/ Leonardo Barnette	Tenant: T.O.E.
/s/ Thomas Sullivan, Vice President

SECURITY PROVISION
Paragraph 37 (Refer to Paragraph 36 of Lease)

The Landlord herewith acknowledges the receipt of Dollars ($4000), which he is to retain as security for the faithful performance of all of the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenants' failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions, and agreements of this lease is to he returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant' s default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with his own funds.